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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06151

                     Pioneer Europe Select Equity Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2007 through August 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


[PIONEER GRAPHIC HERE]


Pioneer Europe Select
Equity Fund

--------------------------------------------------------------------------------
Annual Report | August 31, 2008
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PERAX
Class B   PERBX
Class C   PERCX
Class Y   PEYSX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               14
Schedule of Investments                                                       16
Financial Statements                                                          20
Notes to Financial Statements                                                 32
Report of Independent Registered Public Accounting Firm                       39
Approval of Investment Advisory Agreement                                     43
Trustees, Officers and Service Providers                                      47


                Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme business slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares have been unjustifiably beaten down by indiscriminate selling, but that nonetheless have strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process is supported by an integrated team approach and results in the careful balance of risk and reward that we apply to each of our portfolios. While we


2    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    3

Portfolio Management Discussion | 8/31/08

Widening expectations of a deceleration in growth, both in Europe and globally, pulled down equity prices throughout Europe over the 12 months ending August 31, 2008. The losses incurred by U.S. investors from investing in European stocks, however, were partially buffered by the effects of the strengthening euro against the U.S. dollar. In the following discussion, Andrew Arbuthnott reviews the factors that affected the performance of Pioneer Europe Select Equity Fund during the 12 months ending August 31, 2008. Mr. Arbuthnott, head of the Core European Equities Group of Pioneer Investments in Dublin, Ireland, is a member of the team responsible for the Fund's day-to-day management.

Q How did Pioneer Europe Select Equity Fund perform during the 12 months ending August 31, 2008?

A Pioneer Europe Select Equity Fund's Class A Shares returned -26.34% at net asset value over the period, while its benchmark, the MSCI Europe Index, declined 14.03%. The average return of the 108 funds in Lipper's European Region Funds category was -17.13% over the same period.

Q  What was the investment environment like during the 12 months?

A Stocks throughout Europe performed very poorly for the period as economic growth on the Continent slowed noticeably and equity analysts steadily lowered their estimates of corporate profit growth for 2009 as well as the remainder of 2008. The most dominant influence tugging on equity values was the growing credit crisis that restricted lending activity. While the credit crisis started with the weakening in housing and in mortgages in the United States, it spread to affect capital markets throughout the world, including in Europe. The Continent's principal currency -- the euro -- gained 8% in value relative to the U.S. dollar over the 12 months, even after retreating somewhat in the final month of the fiscal year. The strong euro helped U.S. equity investors absorb some of the losses in stock values in Europe. The MSCI Europe Index lost more than 20% in local currencies, but about 14% after the effects of currency changes were included. However, the strong currency added to the slowing influences on the European economy by handicapping the ability of European corporations to compete in global markets on the basis of price. Compounding the problems related to this decelerating growth, the prices of oil, natural gas and other commodities rose significantly, putting pressure on the profits and operating margins of many industries and undermining growth in consumer spending. In this environment, inflation increased, with the rate of growth of the consumer price index (CPI) in Europe doubling from 2% to 4% during the 12-month period. As a consequence, the European Central Bank, whose


4    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08
   central charter is to control inflationary pressures, increased short-term interest rates, further tightening the supply of available credit.

   Markets such as those in Spain, the United Kingdom, Ireland and some Scandinavian countries, which had shown the greatest growth before 2007, were among those that endured the greatest relative weakening during the period. In contrast, slower-growth markets, such as those in Germany, France and Italy, experienced less deceleration in growth.

   In this environment, stock averages in all industry groups generated negative returns for the 12 months. The industries that showed the greatest relative strength, despite declines in average stock values, were software and technology services, utilities, materials, energy, food, beverage and tobacco and health care. The industries that tended to produce the poorest returns, on a relative basis, were the retail, banking, diversified financials, semiconductor, real estate and technology hardware groups. Most major financial institutions produced particularly weak results because of their exposure to the credit crisis, which forced the government in the United Kingdom to take over one home lending company.

Q What types of investments most influenced the Fund's relative performance over the 12 months ending August 31, 2008?

A The most serious drag on Fund results, contributing to the underperformance relative to the MSCI Europe Index, was the overweighting of consumer discretionary stocks, especially consumer durables, early in the fiscal year. In particular, the Fund's investments in two homebuilding companies in the United Kingdom -- Persimmon and Taylor Wimpey -- proved to be major detractors from performance before the Fund liquidated the positions in both companies. The Fund's investments in two automotive-related companies also detracted from performance during the period. Both Daimler, the German car company, and Michelin, the French tire company, were hit at the same time by slowing demand for their products and rising raw materials prices. The Fund sold both positions. Investments in the weak-performing financials sector also hurt relative returns. Among the financials stocks that underperformed were Royal Bank of Scotland, which was recapitalized during the year, and Dexia, a French/Belgian institution whose diversified operations include a bond insurer with exposure to the United States. In contrast, BNP Paribas, the French institution, performed very well during the period as it worked through its internal credit-related problems. Also holding back performance was the Fund's position in CRH, the Ireland-based global building materials company that was hurt by slowing construction activity arising out of the decline in housing activity.

   In a challenging year, several holdings did perform well. Fresenius, the German health services company, performed well based on the consistent demand for its dialysis products and services for the treatment of kidney


                Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    5
   patients throughout the globe. TNT, the Dutch based transportation services companies, appreciated in value. Its operations include the postal service in the Netherlands as well as an express package delivery service. Parts of TNT's stock gains were related to reports that its delivery service might be sought by others in the industry. Also helping results were the Fund's underweighted positions in two weak-performing industries: retailing and insurance.

Q  What changes were made in the Fund's portfolio during the 12 months?

A We substantially reduced the Fund's exposure to consumer discretionary stocks, especially in durable goods, where we eliminated investments in British homebuilders Taylor Wimpey and Persimmon, as well as auto-related investments in Daimler, Michelin and Volvo, the Swedish truck manufacturer. We also sold the Fund's investment in BSkyB, the British-based pay-for-view broadcasting company because of concerns about its vulnerability as consumers feel the pressures from a slowing economy and rising price pressures. At the same time, the Fund added investments in companies that we believed had more stable earnings growth prospects, including defense contractors BAE Systems of the United Kingdom and Thales Group of France. Other companies that the Fund added included: Technip, the French oil field services company; Reed Elsevier of the Netherlands, a publisher of materials for professional audiences, including ones in the scientific and medical fields; and Bayer, the German pharmaceutical corporation that we believed had a strong pipeline of potential new products in development.

Q  What is your investment outlook?

A While challenges remain in Europe, we think some potentially interesting values exist in equity markets, as evidenced by continued merger-and-acquisition and private equity activities. Any combination of several potential catalysts could lead investors to recognize the existing values in European stocks. These catalysts could include: easing of inflationary pressures; a stabilization of the housing market in the United States; or an upswing in merger-and-acquisition activity.

   If inflationary pressures in Europe begin to recede, the European Central Bank may become more accommodative to growth by lowering short-term interest rates. If that were to occur, we think investors may begin to be attracted to the interesting values we already are seeing in many European stocks, which continue to offer relatively high stock dividend yields.

   One encouraging sign has been the move by several major European institutions to take advantage of the strength of the euro to make acquisition offers to American corporations. Inbev's proposal to take over Anheuser-Busch and Roche's plan to acquire the remaining shares of Genentech are two


6    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08
   good examples. Moreover, we think there may be further consolidation in the banking industry, as we have already seen with the planned merger of Commerzbank and Dresdner Bank in Germany.

   We plan to maintain a relatively concentrated portfolio of companies, typically between 30 and 35 different companies. We think we should be able to find some good opportunities in Europe, especially when investors begin to recognize the values that we think already exist.


















Please refer to the Schedule of Investments on pages 16-19 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and, therefore, is susceptible to adverse economic, political or regulatory developments affecting those countries. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    7

Portfolio Summary | 8/31/08

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                              21.4%
Industrials                             16.6%
Health Care                             11.8%
Energy                                  10.6%
Materials                                9.6%
Utilities                                8.7%
Consumer Discretionary                   8.6%
Telecommunications Services              6.4%
Consumer Staples                         6.3%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


United Kingdom                          33.9%
France                                  16.4%
Germany                                 14.8%
Netherlands                              8.7%
Switzerland                              8.6%
Norway                                   4.9%
Spain                                    3.0%
United States                            2.4%
Finland                                  2.1%
Greece                                   2.1%
Ireland                                  2.1%
Sweden                                   1.0%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    National Grid Plc                    6.56%
    2.    CS Group                             5.09
    3.    BNP Paribas SA                       4.73
    4.    Vodafone Group Plc                   4.34
    5.    TNT NV                               4.29
    6.    Fresenius Medical Care AG            3.78
    7.    British American Tobacco Plc         3.70
    8.    Bae Systems Plc                      3.60
    9.    Siemens AG                           3.56
   10.    Roche Holdings AG                    3.52

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Prices and Distributions | 8/31/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Class           8/31/08          8/31/07
--------------------------------------------------------------------------------
       A           $ 26.25          $ 43.23
--------------------------------------------------------------------------------
       B           $ 23.36          $ 39.18
--------------------------------------------------------------------------------
       C           $ 23.11          $ 38.95
--------------------------------------------------------------------------------
       Y           $ 27.29          $ 44.64
--------------------------------------------------------------------------------

Distributions Per Share: 9/1/07-8/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment       Short-Term        Long-Term
     Class            Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.4977            $ 0.1214          $ 6.9198
--------------------------------------------------------------------------------
       B            $ 0.0936            $ 0.1214          $ 6.9198
--------------------------------------------------------------------------------
       C            $ 0.2155            $ 0.1214          $ 6.9198
--------------------------------------------------------------------------------
       Y            $ 0.6936            $ 0.1214          $ 6.9198
--------------------------------------------------------------------------------



                Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    9

Performance Update | 8/31/08                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of August 31, 2008)
--------------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/29/00)                                    4.94%           4.13%
5 Years                                      10.50            9.20
1 Year                                      -26.34          -30.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2007)
--------------------------------------------------------------------------------
                                              Gross           Net
--------------------------------------------------------------------------------
                                               1.48%           1.48%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE/MTN CHART IN THE PRINTED MATERIAL]


                 Pioneer
                 Europe Select          MSCI
                 Equity Fund            Europe Index
                 -----------            ------------
12/00                9425                  10000
                     7681                   8111
8/02                 7546                   6834
                     8281                   7457
8/04                10646                   9218
                    13258                  11700
8/06                16019                  14601
                    18521                  17955
8/08                13642                  15436


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Europe Fund acquired the assets and liabilities of Pioneer Europe Select Fund (the predecessor fund) on June 24, 2005 and changed its name to Pioneer Europe Select Equity Fund. Returns prior to June 24, 2005 reflect the performance of the predecessor fund, which has not been restated to reflect any differences in expenses.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations (to the extent applicable) currently in effect through 1/1/11 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of August 31, 2008)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/29/00)                                    3.99%       3.99%
5 Years                                       9.39        9.39
1 Year                                      -26.98      -29.36
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2007)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                               2.50%       2.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE/MTN CHART IN THE PRINTED MATERIAL]

                 Pioneer
                 Europe Select          MSCI
                 Equity Fund            Europe Index
                 -----------            ------------
12/00              10000                   10000
                    8130                    8111
8/02                7940                    6834
                    8620                    7457
8/04               10953                    9218
                   13501                   11700
8/06               16156                   14601
                   18488                   17955
8/08               13500                   15436


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Europe Fund acquired the assets and liabilities of Pioneer Europe Select Fund (the predecessor fund) on June 24, 2005 and changed its name to Pioneer Europe Select Equity Fund. Returns prior to June 24, 2005 reflect the performance of the predecessor fund, which has not been restated to reflect any differences in expenses.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations (to the extent applicable) currently in effect through 1/1/09 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    11

Performance Update | 8/31/08                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of August 31, 2008)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/29/00)                                    4.24%       4.24%
5 Years                                       9.61        9.61
1 Year                                      -26.95      -26.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2007)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                               2.29%       2.29%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE/MTN CHART IN THE PRINTED MATERIAL]

                 Pioneer
                 Europe Select          MSCI
                 Equity Fund            Europe Index
                 -----------            ------------
12/00               10000                  10000
                     8140                   8111
8/02                 7960                   6834
                     8690                   7457
8/04                11094                   9218
                    13709                  11700
8/06                16415                  14601
                    18822                  17955
8/08                13750                  15436


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Europe Fund acquired the assets and liabilities of Pioneer Europe Select Fund (the predecessor fund) on June 24, 2005 and changed its name to Pioneer Europe Select Equity Fund. Returns prior to June 24, 2005 reflect the performance of the predecessor fund, which has not been restated to reflect any differences in expenses.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations (to the extent applicable) currently in effect through 1/1/09 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Performance Update | 8/31/08                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of August 31, 2008)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/29/00)                                    5.17%        5.17%
5 Years                                      10.87        10.87
1 Year                                      -25.96       -25.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2007)
--------------------------------------------------------------------------------
                                             Gross         Net
--------------------------------------------------------------------------------
                                               0.98%       0.98%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE/MTN CHART IN THE PRINTED MATERIAL]

                 Pioneer
                 Europe Select          MSCI
                 Equity Fund            Europe Index
                 -----------            ------------
12/00               10000                  10000
                     8150                   8111
8/02                 8007                   6834
                     8786                   7457
8/04                11295                   9218
                    14085                  11700
8/06                17113                  14601
                    19876                  17955
8/08                14716                  15436

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Europe Fund acquired the assets and liabilities of Pioneer Europe Select Fund (the predecessor fund) on June 24, 2005 and changed its name to Pioneer Europe Select Equity Fund. The predecessor fund did not offer Class Y shares. Returns prior to June 24, 2005 are based on the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Europe Select Equity Fund

Based on actual returns from March 1, 2008 through August 31, 2008.



 Share Class                  A                B                C                Y
---------------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 3/1/08
---------------------------------------------------------------------------------------
 Ending Account          $   856.51       $   852.84       $   853.09       $   858.43
 Value on 8/31/08
---------------------------------------------------------------------------------------
 Expenses Paid           $     7.00       $    11.36       $    10.81       $     4.72
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.44%, 2.32% and 1.01%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Europe Select Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2008 through August 31, 2008.


 Share Class                  A                B                C                Y
---------------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 3/1/08
---------------------------------------------------------------------------------------
 Ending Account          $ 1,017.60       $ 1,012.87       $ 1,013.47       $ 1,020.06
 Value on 9/31/08
---------------------------------------------------------------------------------------
 Expenses Paid           $     7.61       $    12.35       $    11.74       $     5.13
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.44%, 2.32% and 1.01%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    15

Schedule of Investments | 8/31/08


--------------------------------------------------------------------------------
 Shares                                                         Value
--------------------------------------------------------------------------------
              PREFERRED STOCK -- 1.6%
              Automobiles & Components -- 1.6%
              Automobile Manufacturers -- 1.6%
   17,456     Porsche AG                                      $  2,459,841
                                                              ------------
              Total Automobiles & Components                  $  2,459,841
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK
              (Cost $3,209,655)                               $  2,459,841
--------------------------------------------------------------------------------
              COMMON STOCKS -- 94.2%
              Energy -- 10.1%
              Integrated Oil & Gas -- 8.4%
  225,787     BG Group Plc                                    $  5,003,835
  302,112     BP Amoco Plc                                       2,898,725
   88,444     Repsol SA                                          2,738,013
   62,872     Royal Dutch Shell Plc                              2,197,084
                                                              ------------
                                                              $ 12,837,657
--------------------------------------------------------------------------------
              Oil & Gas Equipment & Services -- 1.7%
   32,968     Technip                                         $  2,706,698
                                                              ------------
              Total Energy                                    $ 15,544,355
--------------------------------------------------------------------------------
              MATERIALS -- 9.2%
              Construction Materials -- 2.0%
  116,786     CRH Plc                                         $  3,063,673
--------------------------------------------------------------------------------
              Diversified Chemical -- 1.0%
   25,349     Akzo Nobel*                                     $  1,552,665
--------------------------------------------------------------------------------
              Diversified Metals & Mining -- 2.7%
   42,913     Rio Tinto Plc                                   $  4,065,970
--------------------------------------------------------------------------------
              Fertilizers & Agricultural Chemicals -- 3.5%
   21,271     K+S AG*                                         $  2,576,716
   45,105     Yara International ASA                             2,788,209
                                                              ------------
                                                              $  5,364,925
                                                              ------------
              Total Materials                                 $ 14,047,233
--------------------------------------------------------------------------------
              CAPITAL GOODS -- 9.9%
              Aerospace & Defense -- 6.5%
  604,403     Bae Systems Plc                                 $  5,286,275
   83,151     Thales SA                                          4,694,210
                                                              ------------
                                                              $  9,980,485
--------------------------------------------------------------------------------
              Industrial Conglomerates -- 3.4%
   48,069     Siemens AG                                      $  5,228,437
                                                              ------------
              Total Capital Goods                             $ 15,208,922
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

--------------------------------------------------------------------------------
 Shares                                                     Value
--------------------------------------------------------------------------------
              TRANSPORTATION -- 6.0%
              Air Freight & Couriers -- 6.0%
  121,860     Deutsche Post AG                            $  2,850,266
  169,380     TNT NV                                         6,297,970
                                                          ------------
                                                          $  9,148,236
                                                          ------------
              Total Transportation                        $  9,148,236
--------------------------------------------------------------------------------
              MEDIA -- 6.7%
              Broadcasting -- 2.1%
  113,350     Eutelsat Communications SA                  $  3,143,807
              Publishing -- 4.6%
  296,093     Elsevier NV                                 $  4,951,588
  274,817     Informa Plc                                    2,127,535
                                                          ------------
                                                          $  7,079,123
                                                          ------------
              Total Media                                 $ 10,222,930
--------------------------------------------------------------------------------
              FOOD & DRUG RETAILING -- 2.6%
              Food Retail -- 2.6%
  569,866     Tesco Plc                                   $  3,950,274
                                                          ------------
              Total Food & Drug Retailing                 $  3,950,274
--------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 3.5%
              Tobacco -- 3.5%
  160,174     British American Tobacco Plc                $  5,428,353
                                                          ------------
              Total Food, Beverage & Tobacco              $  5,428,353
--------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
              Health Care Services -- 3.6%
  103,403     Fresenius Medical Care AG                   $  5,555,083
                                                          ------------
              Total Health Care Equipment & Services      $  5,555,083
--------------------------------------------------------------------------------
              PHARMACEUTICALS & BIOTECHNOLOGY -- 7.7%
              Pharmaceuticals -- 7.7%
   38,460     Bayer AG*                                   $  3,046,549
  166,529     Bristol-Myers Squibb Co.                       3,553,729
   30,690     Roche Holdings AG                              5,172,538
                                                          ------------
                                                          $ 11,772,816
                                                          ------------
              Total Pharmaceuticals & Biotechnology       $ 11,772,816
--------------------------------------------------------------------------------
              BANKS -- 15.6%
              Diversified Banks -- 15.6%
   77,079     BNP Paribas SA*                             $  6,954,640
  146,171     Credit Agricole SA*                            3,115,016
  381,273     Dnb Nor Asa*                                   4,409,703
   70,253     National Bank of Greece*                       3,127,599
  655,885     Royal Bank of Scotland Group Plc               2,815,601
   36,155     Societe Generale                               3,507,597
                                                          ------------
                                                          $ 23,930,156
                                                          ------------
              Total Banks                                 $ 23,930,156
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    17

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 4.9%
              Diversified Capital Markets -- 4.9%
  160,839     CS Group                                         $  7,475,665
                                                               ------------
              Total Diversified Financials                     $  7,475,665
--------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 6.1%
              Integrated Telecommunication Services -- 2.0%
   93,348     Tele2 AB (B shares)                              $  1,434,558
   63,924     Telefonica SA                                       1,579,268
                                                               ------------
                                                               $  3,013,826
--------------------------------------------------------------------------------
              Wireless Telecommunication Services -- 4.1%
2,488,573     Vodafone Group Plc                               $  6,369,327
                                                               ------------
              Total Telecommunication Services                 $  9,383,153
--------------------------------------------------------------------------------
              UTILITIES -- 8.3%
              Electric Utilities -- 2.0%
   76,786     Fortum Corp.*                                    $  3,141,420
--------------------------------------------------------------------------------
              Multi-Utilities -- 6.3%
  741,904     National Grid Plc                                $  9,631,009
                                                               ------------
              Total Utilities                                  $ 12,772,429
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $152,185,697)                              $144,439,605
--------------------------------------------------------------------------------
              RIGHTS/WARRANTS -- 0.0%
              Energy -- 0.0%
              Integrated Oil & Gas -- 0.1%
   60,418     Royal Dutch Shell Rights, Expires 9/10/08*       $          0
                                                               ------------
              Total Energy                                     $          0
--------------------------------------------------------------------------------
              TOTAL RIGHTS/WARRANTS
              (Cost $0)                                        $          0
--------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 95.8%
              (Cost $155,395,352)(a)(b)                        $146,899,446
--------------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- 4.2%             $  6,439,818
--------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                       $153,339,264
--------------------------------------------------------------------------------

*     Non-income producing security.

(a) At August 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $155,667,418 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 6,608,694
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (15,376,666)
                                                                                   -----------
       Net unrealized loss                                                         $(8,767,972)
                                                                                   -----------


The accompanying notes are an integral part of these financial statements.

18    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

(b) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:



  United Kingdom                                                           33.9%
  France                                                                   16.4
  Germany                                                                  14.8
  Netherlands                                                               8.7
  Switzerland                                                               8.6
  Norway                                                                    4.9
  Spain                                                                     3.0
  United States                                                             2.4
  Finland                                                                   2.1
  Greece                                                                    2.1
  Ireland                                                                   2.1
  Sweden                                                                    1.0
                                                                          -----
                                                                          100.0%
                                                                          -----

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2008 aggregated $127,852,938 and $189,539,979, respectively.


The accompanying notes are an integral part of these financial statements.

               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    19

Statement of Assets and Liabilities | 8/31/08


ASSETS:
  Investment in securities (cost $155,395,352)                                                                        $ 146,899,446
  Cash                                                                                                                    3,763,259
  Receivables --
   Investment securities sold                                                                                             3,670,283
   Fund shares sold                                                                                                         120,423
   Dividends, interest and foreign taxes withheld                                                                           735,215
   Due from Pioneer Investment Management, Inc.                                                                              16,060
  Other                                                                                                                      16,572
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                     $ 155,221,258
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                                                                    $   1,556,268
   Fund shares repurchased                                                                                                  170,669
   Due to affiliates                                                                                                         75,478
   Accrued expenses                                                                                                          79,579
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                                $   1,881,994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                                                     $ 193,411,897
  Undistributed net investment income                                                                                     3,204,953
  Accumulated net realized loss on investments and foreign currency
   transactions                                                                                                         (34,764,462)
  Net unrealized loss on investments                                                                                     (8,495,906)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                                                                 (17,218)
------------------------------------------------------------------------------------------------------------------------------------
     Total net assets                                                                                                 $ 153,339,264
====================================================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $99,645,343/3,796,723 shares)                                                                     $       26.25
  Class B (based on $11,811,813/505,687 shares)                                                                       $       23.36
  Class C (based on $9,768,540/422,789 shares)                                                                        $       23.11
  Class Y (based on $32,113,568/1,176,964 shares)                                                                     $       27.29
MAXIMUM OFFERING PRICE:
  Class A ($26.25 - 94.25%)                                                                                           $       27.85
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

20    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Statement of Operations

For the Year Ended 8/31/08



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $928,441)                   $  6,989,834
  Interest                                                                      89,609
-------------------------------------------------------------------------------------------------------------
     Total investment income                                                                    $  7,079,443
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  1,837,389
  Transfer agent fees and expenses
   Class A                                                                     480,285
   Class B                                                                     126,618
   Class C                                                                      45,557
   Class Y                                                                         534
  Distribution fees
   Class A                                                                     338,023
   Class B                                                                     187,066
   Class C                                                                     140,228
  Administrative fees                                                           48,637
  Custodian fees                                                                73,175
  Registration fees                                                             77,116
  Professional fees                                                             56,520
  Printing expense                                                              40,355
  Fees and expenses of nonaffiliated trustees                                    1,112
  Miscellaneous                                                                 41,989
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $  3,494,604
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                          (147,326)
     Less fees paid indirectly                                                                       (18,776)
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               $  3,328,502
=============================================================================================================
       Net investment income                                                                    $  3,750,941
=============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $(24,669,989)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          40,346          $(24,629,643)
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                            $(41,557,935)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         (31,050)         $(41,588,985)
-------------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                     $(66,218,628)
-------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                          $(62,467,687)
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    21

Statement of Changes in Net Assets


                                                                                               Year Ended              Year Ended
                                                                                               8/31/08                 8/31/07
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                        $   3,750,941            $   3,424,330
Net realized gain (loss) on investments and foreign currency
  transactions                                                                                 (24,629,643)              42,573,195
Change in net unrealized loss on investments and foreign
  currency transactions                                                                        (41,588,985)             (12,919,335)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                                                         $ (62,467,687)           $  33,078,190
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.50 and $0.49 per share, respectively)                                         $  (2,352,303)           $  (2,128,405)
   Class B ($0.09 and $0.03 per share, respectively)                                               (65,718)                 (22,431)
   Class C ($0.22 and $0.21 per share, respectively)                                              (111,855)                (104,920)
   Class R ($0.00 and $0.25 per share, respectively)                                                  --                       (746)
   Class Y ($0.69 and $0.70 per share, respectively)                                              (949,445)                 (71,612)
Net realized gain:
   Class A ($7.04 and $0.00 per share, respectively)                                           (28,830,631)                    --
   Class B ($7.04 and $0.00 per share, respectively)                                            (4,332,748)                    --
   Class C ($7.04 and $0.00 per share, respectively)                                            (3,101,810)                    --
   Class Y ($7.04 and $0.00 per share, respectively)                                            (8,220,577)                    --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareowners                                                        $ (47,965,087)           $  (2,328,114)
------------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $  22,729,186            $ 116,343,158
Reinvestment of distributions                                                                   42,197,851                2,024,983
Cost of shares repurchased                                                                     (79,556,011)             (76,555,407)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                                                      $ (14,628,974)           $  41,812,734
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                     $(125,061,748)           $  72,562,810
NET ASSETS:
Beginning of year                                                                              278,401,012              205,838,202
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                                                  $ 153,339,264            $ 278,401,012
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                          $   3,204,953            $   2,893,500
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                                                          '08 Shares          '08 Amount             '07 Shares         '07 Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                  367,746         $ 12,873,605            1,253,028         $ 52,767,998
Reinvestment of distributions                                749,740           26,877,809               45,383            1,888,910
Less shares repurchased                                   (1,561,874)         (51,156,839)          (1,168,617)         (49,777,643)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                  (444,388)        $(11,405,425)             129,794         $  4,879,265
====================================================================================================================================
Class B
Shares sold                                                   67,841         $  2,156,183              271,524         $ 10,332,496
Reinvestment of distributions                                129,194            4,113,825                  587               22,308
Less shares repurchased                                     (372,051)         (11,280,574)            (495,006)         (18,997,460)
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease                                             (175,016)        $ (5,010,566)            (222,895)        $ (8,642,656)
====================================================================================================================================
Class C
Shares sold                                                   59,780         $  1,877,498              181,764         $  6,905,173
Reinvestment of distributions                                 87,221            2,755,687                2,420               91,199
Less shares repurchased                                     (189,443)          (5,611,457)            (165,948)          (6,470,838)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                   (42,442)        $   (978,272)              18,236         $    525,534
====================================================================================================================================
Class R*
Shares sold                                                                                                522         $     20,824
Reinvestment of distributions                                                                               18                  746
Less shares repurchased                                                                                 (4,038)            (168,760)
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease                                                                                         (3,498)        $   (147,190)
====================================================================================================================================
Class Y
Shares sold                                                  153,787         $  5,821,900            1,051,106         $ 46,316,667
Reinvestment of distributions                                226,900            8,450,530                  509               21,820
Less shares repurchased                                     (329,829)         (11,507,141)             (26,042)          (1,140,706)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase                                               50,858         $  2,765,289            1,025,573         $ 45,197,781
====================================================================================================================================

* Class R shares were liquidated on January 31, 2007.

The accompanying notes are an integral part of these financial statements.

               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    23

Financial Highlights

                                                                   Year         Year          Year          Year         Year
                                                                   Ended        Ended         Ended         Ended        Ended
                                                                   8/31/08      8/31/07       8/31/06       8/31/05 (a)  8/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $  43.23     $   37.83     $   31.54      $   27.25      $ 21.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $   0.60     $    0.58     $    0.50      $    0.11      $  0.20
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                                (10.04)         5.31          6.03           5.09         5.89
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $  (9.44)    $    5.89     $    6.53      $    5.20      $  6.09
Distributions to shareowners:
 Net investment income                                            $  (0.50)    $   (0.49)    $   (0.24)     $   (0.19)     $ (0.25)
 Net realized gain                                                   (7.04)           --            --          (0.72)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (7.54)    $   (0.49)    $   (0.24)     $   (0.91)     $ (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                    $  --        $      --     $    0.00(b)   $    0.00(b)   $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (16.98)    $    5.40     $    6.29      $    4.29      $  5.84
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  26.25     $   43.23     $   37.83      $   31.54      $ 27.25
====================================================================================================================================
Total return*                                                       (26.34)%       15.61%        20.83%         24.53%       28.56%
Ratio of net expenses to average net assets+                          1.51%         1.48%         1.66%          1.71%        1.25%
Ratio of net investment income to average net assets+                 1.77%         1.35%         1.47%          0.72%        1.58%
Portfolio turnover rate                                                 60%           62%           43%           149%          48%
Net assets, end of period (in thousands)                          $ 99,645     $ 183,333     $ 155,550      $ 129,215      $ 3,108
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                                                                                Year       Year      Year      Year       Year
                                                                                Ended      Ended     Ended     Ended      Ended
                                                                                8/31/08    8/31/07   8/31/06   8/31/05(a) 8/31/04(a)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                     1.58%      1.48%      1.66%     2.21%       8.30%
 Net investment income (loss)                                                     1.70%      1.35%      1.47%     0.22%      (5.47)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                     1.50%      1.47%      1.66%     1.69%       1.25%
 Net investment income                                                            1.78%      1.36%      1.47%     0.74%       1.58%
------------------------------------------------------------------------------------------------------------------------------------

(a) Historical per-share amounts prior to June 24, 2005 have been adjusted to reflect the conversion ratios utilized for the merger of the Europe Fund and Europe Select Fund.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Europe Select Equity Fund | Annual Report | 8/31/08  25

                                                                   Year         Year         Year         Year           Year
                                                                   Ended        Ended        Ended        Ended          Ended
                                                                   8/31/08      8/31/07      8/31/06      8/31/05 (a)    8/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $   39.18    $   34.26    $   28.63      $   24.85      $   19.65
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $    0.39    $    0.22    $    0.24      $   (0.03)     $   (0.02)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                   (9.08)        4.73         5.39           4.62           5.33
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $   (8.69)   $    4.95    $    5.63      $    4.59      $    5.31
Distributions to shareowners:
 Net investment income                                            $   (0.09)   $   (0.03)   $      --      $   (0.09)     $   (0.11)
 Net realized gain                                                    (7.04)          --           --          (0.72)            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $   (7.13)   $   (0.03)   $      --      $   (0.81)     $   (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                    $     --     $      --    $    0.00(b)   $    0.00(b)   $      --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (15.82)   $    4.92    $    5.63      $    3.78      $    5.20
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   23.36    $   39.18    $   34.26      $   28.63      $   24.85
====================================================================================================================================
Total return*                                                        (26.98)%      14.44%       19.66%         23.19%         27.07%
Ratio of net expenses to average net assets+                           2.46%        2.50%        2.65%          2.69%          2.17%
Ratio of net investment income (loss) to average net assets+           0.75%        0.23%        0.36%         (0.27)%         0.65%
Portfolio turnover rate                                                  60%          62%          43%           149%           48%
Net assets, end of period (in thousands)                          $  11,812    $  26,673    $  30,960      $  42,249      $  1,505

The accompanying notes are an integral part of these financial statements.

26  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                                                                            Year       Year       Year      Year         Year
                                                                            Ended      Ended      Ended     Ended        Ended
                                                                            8/31/08    8/31/07    8/31/06   8/31/05 (a)  8/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 2.68%      2.50%     2.74%       3.32%      9.20%
 Net investment income (loss)                                                 0.53%      0.23%     0.27%      (0.90)%    (6.38)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 2.44%      2.47%     2.65%       2.65%      2.17%
 Net investment income (loss)                                                 0.77%      0.26%     0.36%      (0.23)%     0.65%
------------------------------------------------------------------------------------------------------------------------------------

(a) Historical per-share amounts prior to June 24, 2005 have been adjusted to reflect the conversion ratios utilized for the merger of the Europe Fund and Europe Select Fund.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Europe Select Equity Fund | Annual Report | 8/31/08  27

                                                             Year           Year           Year           Year          Year
                                                             Ended          Ended          Ended          Ended         Ended
                                                             8/31/08        8/31/07        8/31/06        8/31/05 (a)   8/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $   38.95     $    34.16     $    28.60       $    24.81     $   19.63
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $    0.32     $     0.22     $     0.19       $     0.01     $    0.09
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (8.90)          4.78           5.44             4.61          5.34
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   (8.58)    $     5.00     $     5.63       $     4.62     $    5.43
Distributions to shareowners:
 Net investment income                                      $   (0.22)    $    (0.21)    $    (0.07)      $    (0.13)    $   (0.25)
 Net realized gain                                              (7.04)            --             --            (0.72)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $   (7.26)    $    (0.21)    $    (0.07)      $    (0.85)    $   (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                              $     --      $       --     $     0.00(b)    $     0.02     $      --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (15.84)    $     4.79     $     5.56       $     3.79     $    5.18
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   23.11     $    38.95     $    34.16       $    28.60     $   24.81
====================================================================================================================================
Total return*                                                  (26.95)%        14.67%         19.73%           23.53%        27.67%
Ratio of net expenses to average net assets+                     2.33%          2.29%          2.59%            2.41%         1.72%
Ratio of net investment income to average net assets+            0.97%          0.60%          0.52%            0.35%         1.14%
Portfolio turnover rate                                            60%            62%            43%             149%           48%
Net assets, end of period (in thousands)                    $   9,769     $   18,120     $   15,270       $   14,661     $   1,557

The accompanying notes are an integral part of these financial statements.

28  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                                                                            Year       Year        Year      Year        Year
                                                                            Ended      Ended       Ended     Ended       Ended
                                                                            8/31/08    8/31/07     8/31/06   8/31/05 (a) 8/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 2.33%     2.29%       2.59%       3.72%         8.75%
Net investment income (loss)                                                  0.97%     0.60%       0.52%      (0.96)%       (5.89)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 2.32%     2.28%       2.59%       2.39%         1.72%
 Net investment income                                                        0.98%     0.61%       0.52%       0.37%         1.14%
------------------------------------------------------------------------------------------------------------------------------------

(a) Historical per-share amounts prior to June 24, 2005 have been adjusted to reflect the conversion ratios utilized for the merger of the Europe Fund and Europe Select Fund.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Europe Select Equity Fund | Annual Report | 8/31/08  29

                                                                           Year            Year          Year          6/24/05 (a)
                                                                           Ended           Ended         Ended         to
                                                                           8/31/08         8/31/07       8/31/06       8/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $    44.64     $    39.06     $    32.54     $   30.59
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $     0.66     $     0.89     $     0.89     $    0.07
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                           (10.28)          5.39           6.04          1.88
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $    (9.62)    $     6.28     $     6.93     $    1.95
Distributions to shareowners:
 Net investment income                                                    $    (0.69)    $    (0.70)    $    (0.41)    $      --
 Net realized gain                                                             (7.04)            --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   (17.35)    $     5.58     $     6.52     $    1.95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $    27.29     $    44.64     $    39.06     $   32.54
====================================================================================================================================
Total return*                                                                 (25.96)%        16.14%         21.50%         6.36%(b)
Ratio of net expenses to average net assets+                                    1.01%          0.98%          1.10%         1.18%**
Ratio of net investment income to average net assets+                           2.27%          2.73%          2.00%         1.05%**
Portfolio turnover rate                                                           60%            62%            43%          149%(b)
Net assets, end of period (in thousands)                                  $   32,114     $   50,275     $    3,927     $   3,495

The accompanying notes are an integral part of these financial statements.

30  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                                                                                       Year       Year       Year       6/24/05 (a)
                                                                                       Ended      Ended      Ended      to
                                                                                       8/31/08    8/31/07    8/31/06    8/31/05
------------------------------------------------------------------------------------------------------------------------------------
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                           1.01%      0.98%      1.10%      1.18%**
 Net investment income                                                                  2.27%      2.73%      2.00%      1.05%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                           1.01%      0.98%      1.10%      1.18%**
 Net investment income                                                                  2.27%      2.73%      2.00%      1.05%**
------------------------------------------------------------------------------------------------------------------------------------

(a) Class Y shares were first publicly offered on June 24, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Europe Select Equity Fund | Annual Report | 8/31/08  31

Notes to Financial Statements | 8/31/08

1. Organization and Significant Accounting Policies

Pioneer Europe Select Equity Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust IX, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares -- Class A, Class B, Class C, and Class Y shares. Class A, Class B and Class C Shares were first publicly offered on December 29, 2000. Class Y shares were first publicly offered on June 24, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investing in the securities of European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests a significant portion of its investments in any one European region. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the


32    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08
   date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. At August 31, 2008, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    33

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At August 31, 2008, the Fund had no outstanding portfolio hedges or settlement hedges.


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of the statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in-capital, depending on the type of book/tax differences that may exist.

   At August 31, 2008, the Fund has reclassified $39,833 to increase undistributed net investment income and $39,833 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The Fund has elected to defer approximately $34,492,396 of capital losses recognized between November 1, 2007 and August 31, 2008 to its fiscal year ending August 31, 2009.


34    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

   The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:


                                                   2008                 2007
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                              $ 4,246,446          $ 2,328,114
   Long-term capital gain                        43,718,641                 --
   -----------------------------------------------------------------------------
    Total                                       $47,965,087          $ 2,328,114
   =============================================================================

  The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:


                                                                       2008
   -----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                  $   3,204,953
   Post-October loss deferred                                       (34,492,396)
   Unrealized depreciation                                           (8,785,190)
   -----------------------------------------------------------------------------
    Total                                                         $ (40,072,633)
   =============================================================================

   For the fiscal year ended August 31, 2008, the Fund has elected to pass through foreign tax credits of $628,997.

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $13,393 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2008.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (See Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    35

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily nets assets up to $500 million; and 0.75% of the excess over $500 million. For the year ended August 31, 2008, the effective management fee (net of waivers and/or assumption of expense) was equivalent to 0.78% of the Fund's average net assets.

Effective October 1, 2007, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.50%, 2.40% and 2.40% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through January 1, 2011 for Class A shares and through January 1, 2009 for Class B and Class C shares.

Prior to October 1, 2007, PIM agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.75%, 2.65% and 2.65% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

In addition, under the management agreement, management fees, administrative costs and fees for certain other services, including accounting, regulatory reporting and insurance, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,822 in management fees, administrative costs and certain other services payable to PIM at August 31, 2008.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $57,831 in transfer agent fees payable to PIMSS at August 31, 2008.


4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to


36    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,825 in distribution fees payable to PFD at August 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2008, CDSCs in the amount of $44,957 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2008 the Fund's expenses were reduced by $18,776 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended August 31, 2008, the Fund had no borrowings under this agreement.


7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    37
measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


38    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Europe Select Equity Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Europe Select Equity Fund (the Fund), including the schedule of investments as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Select Equity Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst & Young LLP



Boston, Massachusetts
October 20, 2008

               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    39

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 10.78%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0% and 14.79%, respectively.


Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Broker
                                                   For                      Withhold               Abstain               Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 1 -- To elect Trustees
  John F. Cogan, Jr.                               4,589,378.501            204,500.811            16,896.399            0
  Daniel K. Kingsbury                              4,680,186.412            113,692.900            16,896.399            0
  David R. Bock                                    4,598,071.573            155,146.361            57,557.777            0
  Mary K. Bush                                     4,615,890.435            137,327.499            57,557.777            0
  Benjamin M. Friedman                             4,656,942.222            136,937.089            16,896.399            0
  Margaret B.W. Graham                             4,694,803.590             99,075.721            16,896.399            0
  Thomas J. Perna                                  4,648,859.659            145,019.653            16,896.399            0
  Marguerite A. Piret                              4,649,753.017            144,126.294            16,896.399            0
  Stephen K. West                                  4,576,762.905            217,116.406            16,896.399            0
  John Winthrop                                    4,666,761.880            127,117.432            16,896.399            0


                                                                                                                         Broker
                                                   For                      Against                Abstain               Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 2 -- To approve an
 Agreement and Plan of
 Reorganization                                    3,791,508.898            132,124.162            55,493.651            831,649.000


                                                                                                                         Broker
                                                   For                      Against                Abstain               Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                                             3,729,146.723            199,381.244            50,598.744            831,649.000

40    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                                                                                                                         Broker
                                                   For                      Against                Abstain               Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting                                      3,769,366.469            151,491.995            58,268.247            831,649.000
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending                        3,766,568.132            159,132.384            53,426.195            831,649.000
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities                                 3,735,244.691            188,232.233            55,649.787            831,649.000
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real estate                    3,734,194.672            190,818.102            54,113.937            831,649.000
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                                       3,769,770.886            151,350.688            58,005.138            831,649.000
 Proposal 3G -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 concentration                                     3,770,875.277            152,024.774            56,226.660            831,649.000
 Proposal 3H -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification                                   3,785,227.014            146,181.035            47,718.662            831,649.000
 Proposal 3I -- To approve
 the conversion of the Fund's
 investment objective from
 fundamental to non-
 fundamental                                       3,716,139.953            201,543.081            61,443.677            831,649.000
 Proposal 3O -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to pledging or
 guaranteeing assets                               3,709,879.019            200,488.862            68,758.830            831,649.000
 Proposal 3P -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 investments made for the
 purpose of exercising control
 or management of issuers                          3,752,670.078            152,163.156            74,293.477            831,649.000

                  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08
41

                                                                                                                         Broker
                                                   For                      Against                Abstain               Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 3R -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 investments in convertible
 debt securities rated below
 investment grade                                  3,709,289.888            215,575.818            54,261.005            831,649.000


                                                                                                                         Broker
                                                   For                      Against                Abstain               Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                                          3,768,250.577            155,793.729            55,082.405            831,649.000


                                                                                                                         Broker
                                                   For                      Against                Abstain               Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 5 -- To approve a
 policy allowing the
 appointment of unaffiliated
 sub-advisors and
 amendments to sub-
 advisory agreements without
 shareholder approval                              3,688,925.901            236,144.064            54,056.746            831,649.000


42    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    43
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.


Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2007 and in the third quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's underperformance with PIM, the Trustees agreed that they would continue to monitor the performance of the Fund especially closely.


Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense


44    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08
ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted PIM's agreement to lower the contractual expense limitation for the Fund and that the lowered expense cap was in line with the median expense ratio of the Fund's Strategic Insight peer group for the twelve months ended June 30, 2007. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    45

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


46    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    47

Interested Trustees

                           Position Held           Length of Service          Principal Occupation              Other Directorships
 Name and Age              with the Fund           and Term of Office         During Past Five Years            Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*   Chairman of the Board,  Trustee since 2008.        Deputy Chairman and a Director    None
                           Trustee and President   Serves until a successor   of Pioneer Global Asset Man-
                                                   trustee is elected or      agement S.p.A. ("PGAM");
                                                   earlier retirement or      Non-Executive Chairman and a
                                                   removal.                   Director of Pioneer
                                                                              Investment Management USA Inc.
                                                                              ("PIM-USA"); Chairman and a
                                                                              Director of Pioneer; Chairman
                                                                              and Director of Pioneer
                                                                              Institutional Asset
                                                                              Management, Inc. (since 2006);
                                                                              Director of Pioneer
                                                                              Alternative Investment
                                                                              Management Limited (Dublin);
                                                                              President and a Director of
                                                                              Pioneer Alternative Invest-
                                                                              ment Management (Bermuda)
                                                                              Limited and affiliated funds;
                                                                              Director of PIOGLOBAL Real
                                                                              Estate Investment Fund
                                                                              (Russia) (until June 2006);
                                                                              Director of Nano-C, Inc.
                                                                              (since 2003); Director of Cole
                                                                              Management Inc. (since 2004);
                                                                              Director of Fiduciary
                                                                              Counseling, Inc.; President
                                                                              and Director of Pioneer Funds
                                                                              Distributor, Inc. ("PFD")
                                                                              (until May 2006); President of
                                                                              all of the Pioneer Funds; and
                                                                              Of Counsel, Wilmer Cutler
                                                                              Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*  Trustee and Executive   Trustee since 2008.        Director, CEO and President of    None
                           Vice President          Serves until a successor   Pioneer Investment Management
                                                   trustee is elected or      USA Inc. (since February
                                                   earlier retirement or      2007); Director and President
                                                   removal.                   of Pioneer Investment
                                                                              Management, Inc. and Pioneer
                                                                              Institutional Asset
                                                                              Management, Inc. (since
                                                                              February 2007); Executive Vice
                                                                              President of all of the
                                                                              Pioneer Funds (since March
                                                                              2007); Director of Pioneer
                                                                              Global Asset Management S.p.A.
                                                                              (since April 2007); Head of
                                                                              New Markets Division, Pioneer
                                                                              Global Asset Management S.p.A.
                                                                              (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


48  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

Independent Trustees

                           Position Held           Length of Service          Principal Occupation              Other Directorships
Name and Age               with the Fund           and Term of Office         During Past Five Years            Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)         Trustee                 Trustee since 2008.        Executive Vice President and      Director of
                                                   Serves until a successor   Chief Financial Officer,          Enterprise Community
                                                   trustee is elected or      I-trax, Inc. (publicly traded     Investment, Inc.
                                                   earlier retirement or      health care services company)     (privately-held
                                                   removal.                   (2004 - 2007); Partner,           affordable housing
                                                                              Federal City Capital Advisors     finance company);
                                                                              (boutique merchant bank) (1997    and Director of New
                                                                              to 2004 and 2008 - present);      York Mortgage Trust
                                                                              and Executive Vice President      (publicly traded
                                                                              and Chief Financial Officer,      mortgage REIT)
                                                                              Pedestal Inc. (internet-based
                                                                              mortgage trading company)
                                                                              (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee                 Trustee since 2008.        President, Bush International,    Director of Marriott
                                                   Serves until a successor   LLC (international financial      International, Inc.,
                                                   trustee is elected or      advisory firm)                    Director of Discover
                                                   earlier retirement or                                        Financial Services
                                                   removal.                                                     (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute

------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08
49

                           Position Held           Length of Service          Principal Occupation              Other Directorships
Name and Age               with the Fund           and Term of Office         During Past Five Years            Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)  Trustee                 Trustee since May,         Professor, Harvard University     Trustee, Mellon
                                                   2008. Serves until a                                         Institutional Funds
                                                   successor trustee is                                         Investment Trust and
                                                   elected or earlier                                           Mellon Institutional
                                                   retirement or removal.                                       Funds Master
                                                                                                                Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)  Trustee                 Trustee since 2008.        Founding Director,                None
                                                   Serves until a successor   Vice-President and Corporate
                                                   trustee is elected or      Secretary, The Winthrop Group,
                                                   earlier retirement         Inc. (consulting firm); and
                                                   or removal.                Desautels Faculty of
                                                                              Management, McGill University

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee                 Trustee since 2008.        Private investor                  Director of
                                                   Serves until a successor   (2004 - present); and Senior      Quadriserv Inc.
                                                   trustee is elected or      Executive Vice President, The     (technology products
                                                   earlier retirement         Bank of New York (financial       for securities
                                                   or removal.                and securities services)          lending industry)
                                                                              (1986 - 2004)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee                 Trustee since 2008.        President and Chief Executive     Director of New
                                                   Serves until a successor   Officer, Newbury, Piret &         America High Income
                                                   trustee is elected or      Company, Inc. (investment         Fund, Inc.
                                                   earlier retirement         banking firm)                     (closed-end
                                                   or removal.                                                  investment company)
------------------------------------------------------------------------------------------------------------------------------------

50  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                           Position Held           Length of Service          Principal Occupation              Other Directorships
 Name and Age              with the Fund           and Term of Office         During Past Five Years            Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)       Trustee                 Trustee since 1993.        Senior Counsel, Sullivan &        Director, The Swiss
                                                   Serves until a successor   Cromwell LLP (law firm)           Helvetia Fund, Inc.
                                                   trustee is elected or                                        (closed-end
                                                   earlier retirement                                           investment company)
                                                   or removal.
------------------------------------------------------------------------------------------------------------------------------------



                 Pioneer Europe Select Equity Fund | Annual Report | 8/31/08  51

Fund Officers

                           Positions Held          Length of Service          Principal Occupation              Other Directorships
 Name and Age              with the Fund           and Term of Office         During Past Five Years            Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)   Secretary               Since 2008. Serves at      Secretary of PIM-USA; Senior      None
                                                   the discretion of the      Vice President - Legal of
                                                   Board                      Pioneer; Secretary/Clerk of
                                                                              most of PIM-USA's
                                                                              subsidiaries; and Secretary of
                                                                              all of the Pioneer Funds since
                                                                              September 2003 (Assistant
                                                                              Secretary from November 2000
                                                                              to September 2003)

------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43) Assistant Secretary     Since 2008. Serves at      Associate General Counsel of      None
                                                   the discretion of the      Pioneer since January 2008 and
                                                   Board                      Assistant Secretary of all of
                                                                              the Pioneer Funds since
                                                                              September 2003; Vice President
                                                                              and Senior Counsel of Pioneer
                                                                              from July 2002 to December
                                                                              2007

------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)       Treasurer               Since 2008. Serves at      Vice President - Fund             None
                                                   the discretion of the      Accounting, Administration and
                                                   Board                      Controllership Services of
                                                                              Pioneer; and Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              March 2008; Deputy Treasurer
                                                                              of Pioneer from March 2004 to
                                                                              February 2008; Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds from March 2004
                                                                              to February 2008; and
                                                                              Treasurer and Senior Vice
                                                                              President, CDC IXIS Asset
                                                                              Management Services from 2002
                                                                              to 2003

------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)      Assistant Treasurer     Since 2008. Serves at      Assistant Vice President -        None
                                                   the discretion of the      Fund Accounting,
                                                   Board                      Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)         Assistant Treasurer     Since 2008. Serves at      Fund Accounting Manager - Fund    None
                                                   the discretion of the      Accounting, Administration and
                                                   Board                      Controllership Services of
                                                                              Pioneer; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------

52  Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

                           Positions Held          Length of Service          Principal Occupation              Other Directorships
 Name and Age              with the Fund           and Term of Office         During Past Five Years            Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant Treasurer     Since 2008. Serves at      Fund Administration Manager -     None
(34)                                               the discretion of the      Fund Accounting,
                                                   Board                      Administration and
                                                                              Controllership Services since
                                                                              June 2003 and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since September
                                                                              2003; Assistant Vice President
                                                                              - Mutual Fund Operations of
                                                                              State Street Corporation from
                                                                              June 2002 to June 2003
                                                                              (formerly Deutsche Bank Asset
                                                                              Management)

------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)     Chief Compliance        Since January 2008.        Chief Compliance Officer of       None
                           Officer                 Serves at the discretion   Pioneer since December 2006
                                                   of the Board               and of all the Pioneer Funds
                                                                              since January 2007; Vice
                                                                              President and Compliance
                                                                              Officer, MFS Investment
                                                                              Management (August 2005 to
                                                                              December 2006); Consultant,
                                                                              Fidelity Investments (February
                                                                              2005 to July 2005);
                                                                              Independent Consultant (July
                                                                              1997 to February 2005)

------------------------------------------------------------------------------------------------------------------------------------



                 Pioneer Europe Select Equity Fund | Annual Report | 8/31/08  53

                           This page for your notes.











54    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

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               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    55
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56    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

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               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    57
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58    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

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               Pioneer Europe Select Equity Fund | Annual Report | 8/31/08    59
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60    Pioneer Europe Select Equity Fund | Annual Report | 8/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts, new accounts,
prospectuses, applications and service forms                    1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $35,500 in 2008 and $34,175 in 2007.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended August 31, 2008 and 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $7,820 in 2008 and 2007, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended August 31, 2008 and 2007.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2007 and 2006, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2008 and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Europe Select Equity Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date October 29, 2008

* Print the name and title of each signing officer under his or her signature.